UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 22, 2022

 SANGAMO THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-30171	68-0359556
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)
7000 Marina Blvd., Brisbane, California 94005
(Address of principal executive offices) (Zip Code)
(510) 970-6000
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	SGMO	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.
Update Regarding Giroctocogene Fitelparvovec (Hemophilia A)
On September 22, 2022, Sangamo Therapeutics, Inc. (“Sangamo”) and Pfizer Inc. (“Pfizer”) announced that the registrational Phase 3 AFFINE clinical trial evaluating giroctocogene fitelparvovec, an investigational gene therapy for the treatment of moderately severe to severe hemophilia A that Sangamo and Pfizer are jointly developing pursuant to a collaboration agreement, has re-opened recruitment. Sangamo and Pfizer expect trial sites to resume enrollment in September 2022, with dosing expected to resume in October 2022. All trial sites are anticipated to be active by the end of 2022, and a pivotal readout is expected in the first half of 2024.
Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements regarding Sangamo's current expectations. These forward-looking statements include, without limitation: plans and timing regarding the resumption of patient enrollment in the Phase 3 AFFINE clinical trial; expectations regarding the anticipated timing of dose resumption and data readouts for the Phase 3 AFFINE trial; and other statements that are not historical fact. These statements are not guarantees of future performance and are subject to certain risks and uncertainties that are difficult to predict. Sangamo’s actual results may differ materially and adversely from those expressed in these forward-looking statements. Factors that could cause actual results to differ include, but are not limited to, risks and uncertainties related to: the evolving COVID-19 pandemic and its impact on the global business environment, healthcare systems and the business and operations of Sangamo and Pfizer, including the enrollment of patients in and operation of clinical trials; the research and development process; the uncertain timing and unpredictable nature of clinical trial results, including the risk that therapeutic effects in the Phase 3 AFFINE trial will not be durable in patients; the unpredictable regulatory approval process for product candidates across multiple regulatory authorities; the manufacturing of products and product candidates; the commercialization of approved products; the potential for technological developments that obviate technologies used by Sangamo and Pfizer in giroctocogene fitelparvovec; the potential for Pfizer to terminate the giroctocogene fitelparvovec program or to breach or terminate its collaboration agreement with Sangamo; the potential for Sangamo to fail to realize its expected benefits of its collaboration with Pfizer; Sangamo’s lack of resources to fully develop, obtain regulatory approval for and commercialize its product candidate, giroctocogene fitelparvovec; and other risks and uncertainties described in Sangamo's filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2021, as supplemented by Sangamo’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2022. The information contained in this Current Report on Form 8-K is as of September 22, 2022, and Sangamo undertakes no duty to update forward-looking statements contained in this Current Report on Form 8-K except as required by applicable laws.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANGAMO THERAPEUTICS, INC.

Dated: September 22, 2022	By:	/s/ SCOTT B. WILLOUGHBY
	Name:	Scott B. Willoughby
	Title:	Senior Vice President, General Counsel and Corporate Secretary